ACCOUNTS RECEIVABLE AND OTHER	6 Months Ended
Jun. 30, 2013
ACCOUNTS RECEIVABLE AND OTHER
ACCOUNTS RECEIVABLE AND OTHER

5.          ACCOUNTS RECEIVABLE AND OTHER

In June 2013, pursuant to a Receivables Purchase Agreement (the Receivables Agreement), certain trade and accrued receivables (the Receivables) have been sold by certain of Enbridge Energy Partners, L.P.’s (EEP) subsidiaries to a wholly-owned special purpose entity (SPE). The Receivables owned by the SPE are not available to Enbridge except through its 100% ownership in such SPE. In addition to the sale completed in June 2013, the Receivables Agreement provides for subsequent purchases to occur on a monthly basis through to December 2016; however, the accumulated purchases net of collections cannot exceed US$350 million at any one point. As at June 30, 2013, the value of trade and accrued receivables owned by the SPE totaled $217 million.